UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 26, 2006

Christopher & Banks Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-31390	06-1195422
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)
	2400 Xenium Lane North	55441
	Plymouth, Minnesota	(Zip Code)
(Address of Principal
Executive Offices)

Registrant’s telephone number, including area code:  (763) 551-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On July 26, 2006, the shareholders of Christopher & Banks Corporation (the “Company”) approved the Company’s 2006 Equity Incentive Plan for Non-Employee Directors, which provides for the issuance of up to 300,000 shares of the Company’s Common Stock to Non-Employee Directors.  A copy of the plan was filed as Appendix A of the Company’s Definitive Proxy Statement with the United States Securities and Exchange Commission (“SEC”) on June 14, 2006 and is incorporated by reference herein.

On July 26, 2006, the Company’s Board of Directors approved a technical amendment to each of the Company’s 2005 Stock Incentive Plan and 2006 Equity Incentive Plan for Non-Employee Directors, copies of which are attached hereto as Exhibits 10.3 and 10.4, respectively.

On July 26, 2006, the Company’s shareholders also approved the Company’s 2006 Senior Executive Incentive Plan, which provides for awarding “performance-based compensation” to the plan’s participants within the meaning of Section 162(m) of the Internal Revenue Code.  A copy of the plan was filed as Appendix B of the Company’s Definitive Proxy Statement with the SEC on June 14, 2006 and is incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits.

(a)          Financial statements:  None.

(b)         Pro forma financial information:  None.

(c)          Shell company transactions: None.

(d)         Exhibits:

10.1                                       Form of Nonqualified Stock Option Agreement under the Company’s 2006 Equity Incentive Plan For Non-Employee Directors

10.2                                       Form of Restricted Stock Agreement under the Company’s 2006 Equity Incentive Plan For Non-Employee Directors

10.3                                       Amendment to the Company’s 2005 Stock Incentive Plan, dated July 26, 2006

10.4                                       Amendment to the Company’s 2006 Equity Incentive Plan for Non-Employee Directors, dated July 26, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Christopher & Banks Corporation

Date: August 1, 2006	By:	/s/ Andrew K. Moller
Andrew K. Moller
Executive Vice President
and Chief Financial Officer

CHRISTOPHER & BANKS CORPORATION

FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Form of Nonqualified Stock Option Agreement under the Company’s 2006 Equity Incentive Plan For Non-Employee Directors
10.2	Form of Restricted Stock Agreement under the Company’s 2006 Equity Incentive Plan For Non-Employee Directors
10.3	Amendment to the Company’s 2005 Stock Incentive Plan, dated July 26, 2006
10.4	Amendment to the Company’s 2006 Equity Incentive Plan for Non-Employee Directors, dated July 26, 2006